SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): August 11, 2004

                                      Wyeth
             (Exact name of registrant as specified in its charter)



      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

Item 9.  Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 and incorporated to this Item 9 by reference is a Company press release announcing that Wyeth, the National Class Counsel and counsel for a number of individual class members have filed a joint motion with the U.S. District Court of the Eastern District of Pennsylvania seeking preliminary approval of the Seventh Amendment to the National Diet Drug Settlement and authorization to provide notice of the amendment to the settlement class. The press release also discloses that the text of the Seventh Amendment is available at www.wyeth.com. The information included in this Item 9 and in Exhibit 99.1 hereto is not being filed but rather is being furnished under Regulation FD.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By: /s/ Lawrence V. Stein
                                                 Lawrence V. Stein
                                               Senior Vice President and
                                               General Counsel
                                               (Duly Authorized Signatory)


Dated:  August 11, 2004